                                                                   EXHIBIT 10.26



                          AGREEMENT AMONG SHAREHOLDERS

     This agreement (the "Agreement") dated this 5th day of November 1997 concerns the respective obligations and relationship of those identified below as shareholders of Kinetic Concepts, Inc.

SECTION 1. Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

     1.01 "Affiliate" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries or by agreement, controls, is controlled by, or is under common control with such Person, and, with respect to any natural person, any member of his or her immediate family or a trust for the benefit of any such Person.

     1.02 "Closing Time" means the time of the closing of the redemption of the Common Stock by KCI.

     1.03 "Common Stock" means the common stock, par value $0.001 per share, of KCI.

     1.04 "Dr. Leininger" means Dr. James R. Leininger, the founder of KCI and its Chairman since 1976.

     1.05 "Fremont" means Fremont Partners, L.P. and/or its Affiliates listed on
Schedule 1.05.

     1.06 "Fremont/KCI Group" means those Persons listed on Schedule 1.06 to which additions may be made after the Closing Time only to reflect transfers by Fremont to Fremont Affiliates who invest within six (6) months of the Closing Time.

     1.07 "KCI" means Kinetic Concepts, Inc.

     1.08 "KCI Percentage" means, for each of the Shareholders, the percentage of all outstanding fully diluted Common Stock owned by that Shareholder from time to time. Schedule 1.08 reflects the KCI Percentage of each Shareholder as of the date of this Agreement.

     1.09 "Person" means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, pension fund, governmental authority, or other entity.

     1.10 "Public Offering" means a consummated public offering of a number of shares equal to at least twenty percent (20%) of the then issued and outstanding Common Stock that is underwritten on a firm commitment basis by a nationally-recognized investment banking firm.

     1.11 "RCBA" means Richard C. Blum & Associates, L.P. and/or its Affiliates listed on Schedule 1.11.

     1.12 "RCBA/KCI Group" means those Persons listed on Schedule 1.12, to which additions may be made after the Closing Time only to reflect transfers by RCBA to RCBA Affiliates who invest within six (6) months of the Closing Time.

     1.13 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     1.14 "Shareholder" means any Person that is, as of the date of this Agreement, or becomes, at any subsequent time, a party to this Agreement. The Shareholders as of the date of this Agreement are Fremont, RCBA, Dr. Leininger, the Fremont/KCI Group, and the RCBA/KCI Group.

     1.15 Terms and Usage Generally. The definitions in this Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. All references herein to Sections and Schedules shall be deemed to be references to Sections of and Schedules to this Agreement unless the context shall otherwise require. All Exhibits and Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," and "hereunder" and words of similar import

                                      III-1
when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to a Person are also to its permitted successors and permitted assigns.

SECTION 2.  Transfer of Shares.

     2.01 Restrictions on Transfer of Shares. Each of Fremont and RCBA agree for themselves and for the respective Fremont/KCI Group and RCBA/KCI Group, and Dr. Leininger agrees for himself, that immediately after the Closing Time, the KCI Percentages held by them will be that set forth in Schedule 1.08, and that until six (6) months after the Common Stock shall have been the subject of a Public Offering pursuant to the Securities Act, no shares of Common Stock or of equity interests in the entities comprising the controlling interests in the Persons comprising the Fremont/KCI Group or the RCBA/KCI Group may be sold, transferred, pledged, or hypothecated, directly or indirectly (a "Transfer"), except as set forth in Section 2.02 hereof. Any attempted Transfer that is not permitted by this Section 2 shall be deemed a violation and breach of this Agreement that may be treated as null and void by the Shareholders and by KCI. Any shares of Common Stock or of equity interests in the entities comprising the controlling interests in the Persons comprising the Fremont/KCI Group or the RCBA/KCI Group that are the subject of a Transfer permitted by this Section 2 shall remain subject to this Section 2. As a condition precedent to the effectiveness of any Transfer to any person or entity that is not a party to this Agreement, such transferee, for good and recognizable consideration, shall agree in writing to become a party to this Agreement and to be bound by its terms and provisions.

     2.02 Permitted Transfers. Notwithstanding the foregoing, the following Transfers will be permitted so long as the transferee, for good and recognizable consideration, agrees in writing to become a party to this Agreement and to be bound by its terms and provisions and so long as the Transfer complies with the registration provisions (or exemptions therefrom) of all applicable federal and state securities laws:

          (a) Transfers by gift or the laws of descent and distribution to any Affiliate of the transferor.

          (b) Sales by Fremont or any member of the Fremont/KCI Group to any other member of the Fremont/KCI Group.

          (c) Sales by RCBA or any member of the RCBA/KCI Group to any other member of the RCBA/ KCI Group.

          (d) Sales between Fremont or any member of the Fremont/KCI Group on the one hand and RCBA or any member of the RCBA/KCI Group on the other hand, or vice versa, so long as the seller has first offered the securities on the same price and terms, for at least thirty (30) days, to the member of its own Group.

          (e) Sales by Dr. Leininger of up to 10.5% of KCI's then outstanding Common Stock.

     2.03 Tag-Along Rights.  If, at any time after the restrictions of Section
2.01 expire, a Shareholder proposes to sell Common Stock for value (the "Transferor") to any Person (other than a transferee in a Transfer permitted by
Section 2.02) in one transaction or a series of related transactions, then such Transferor shall offer (the "Participation Offer") to include in the proposed sale a number of shares of Common Stock designated by any of the other Shareholders not to exceed, in respect of any such Shareholder, the number of shares equal to the product of (i) the aggregate number of shares to be sold to the proposed transferee and (ii) the Shareholder's respective KCI Percentage; provided that if the consideration to be received includes any securities, only Shareholders that are Accredited Investors (as defined below) shall be entitled to include their shares in such sale (but, in such case, each Shareholder shall be entitled to include in such sale a number of its shares, without duplication, equal to the number of shares held by its Affiliates that are excluded from sale by the operation of this proviso). The Transferor shall give written notice to each Shareholder of the Participation Offer (the "Transferor's Notice") at least twenty (20) days prior to the proposed sale. The Transferor's Notice shall specify the proposed transferee, the number of shares to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. Each Shareholder that wishes to include shares of Common Stock in the proposed sale in accordance with the terms of this Section 2.03 shall so notify the Transferor not more than ten
(10) days after

                                      III-2
the date of the Transferor's Notice. The Participation Offer shall be conditioned upon the Transferor's sale of shares pursuant to the transactions contemplated in the Transferor's Notice with the transferee named therein. If any Shareholder accepts the Participation Offer, the Transferor shall reduce to the extent necessary the number of shares it otherwise would have sold in the proposed sale so as to permit other Shareholders that have accepted the Participation Offer to sell the number of shares that they are entitled to sell under this Section 2.03, and the Transferor and such other Shareholder or Shareholders shall sell the number of shares specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the Transferor's Notice. For purposes of this Section 2.03, "Accredited Investor" shall have the meaning set forth for such term in Regulation D. Notwithstanding the foregoing, a Shareholder shall have the right to include shares of Common Stock in the Transferor's sale under this Section 2.03 only if such Shareholder holds, on the date he receives the Transferor's Notice, at least ten percent (10%) of the issued and outstanding shares of Common Stock.

     2.04 Drag-Along Rights.

          (a) Notwithstanding any other provision in this Section 2, if, at any time after the restrictions of Section 2.01 expire, Fremont, RCBA, the Fremont/KCI Group, and the RCBA/KCI Group (collectively, the "Seller") propose to sell all (but not less than all) of the Common Stock they then hold to a third party or parties in which the Seller does not own, have any right to acquire, or propose to own or acquire, any interest (a "Third Party") pursuant to a Bona Fide Offer (as defined below), then the Seller shall have the right, subject to the provisions of this Section 2.04, to require Dr. Leininger (the "Co-Seller"), to include in such sale (a "Required Sale") all of the Common Stock held by the Co-Seller by delivering notice (the "Required Sale Notice") to the Co-Seller.

          (b) The Required Sale Notice shall set forth: (i) the date of such notice (the "Notice Date"), (ii) the name and address of the Third Party,
     (iii) the proposed amount of consideration to be paid per share for the Sale Shares, and the terms and conditions of payment offered by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that the Seller is selling one hundred percent (100%) of the aggregate number of shares of Common Shares then held by it to a Third Party, and (vi) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than twenty (20) nor more than one hundred eighty (180) days after the date of the Notice Date.

          (c) The Co-Seller shall cooperate in good faith with the Seller in connection with consummating the Required Sale (including, without limitation, the giving of consents and the voting of any Common Stock held by the Co-Seller to approve such Required Sale). On the Required Sale Date, the Co-Seller shall deliver, free and clear of all liens, claims, or encumbrances, a certificate or certificates and/or other instrument or instruments for all of its Common Stock, duly endorsed and in proper form for transfer, with the signature guaranteed, to such Third Party in the manner and at the address indicated in the Required Sale Notice and the Seller shall cause the Co-Seller's share of the purchase price to be paid to the Co-Seller.

          (d) "Bona Fide Offer" shall mean an offer (whether in the form of a purchase of shares, merger, recapitalization, business combination, or otherwise) for Common Stock.

          (e) In the event of any Required Sale, if the Co-Seller holds options to purchase Common Stock, he must exercise or cancel all such stock options prior to or simultaneously with the consummation of the Required Sale. Any shares of Common Stock for which options are exercised must be included in the Required Sale.

          (f) Notwithstanding the foregoing, the Co-Seller shall not be required to sell his shares of Common Stock under this Section 2.04 if, on the date he receives the Required Sale Notice, he holds less than ten percent (10%) of the issued and outstanding shares of Common Stock.

                                      III-3

SECTION 3.  Governance and Voting.

     3.01 The Shareholders agree that each shall take such steps as are required to assure that after the Closing Time, and continuing until such time as the Common Stock shall have been the subject of a Public Offering registered under the Securities Act, the Board of Directors of KCI shall have at least eight (8) members, two (2) of whom shall be persons designated by Fremont, two (2) of whom shall be persons designated by RCBA, one (1) of whom shall be Dr. Leininger (so long as he shall own at least fifteen percent (15%) of the outstanding equity of
KCI), one (1) of whom shall be Raymond R. Hannigan (provided, however, that if Raymond R. Hannigan for any reason ceases to serve KCI as its chief executive officer, then the successor chief executive officer shall be elected to serve as director in Mr. Hannigan's place), and two (2) or more of whom shall be independent outside directors, who shall not be affiliated with Fremont or RCBA and who shall be designated by the unanimous vote of the Nominating Committee of the Board of Directors of KCI, which shall comprise Dr. Leininger, one (1) director designated by Fremont, and one (1) director designated by RCBA.

     3.02 Each of Fremont, RCBA and Dr. Leininger agrees that none of them shall charge any management, monitoring, consulting or similar fees to KCI or their Affiliates without the prior consent of the other two (which consent shall not be unreasonably withheld). In the event Fremont or RCBA charge any such fees to KCI or its Affiliates (i) the fees shall be of a type and amount customary between financial buyers and companies that have been the subject of a leveraged buyout and (ii) Dr. Leininger shall participate in such fees to the extent equitable in consideration for any management, monitoring or consulting services that he has provided to KCI or its Affiliates.

     3.03 After the Closing Time, and until such time as the Common Stock shall have been the subject of a Public Offering registered under the Securities Act, each of Fremont and RCBA shall have the following rights with respect to KCI:
(i) the right to inspect the books and records of KCI and (ii) the right to inspect the properties and operations of KCI. The rights provided to Fremont and RCBA in Section 3.01 above and in this Section 3.03 are intended to enable Fremont and RCBA to be operated as a "venture capital operating company" within the meaning of the regulations of the Department of Labor set forth in 29 CFR
Section 2510.3-101(d), and Section 3.01 above and this Section 3.03 shall be interpreted accordingly.

SECTION 4.  Preemptive Rights.

     4.01 Grant of Preemptive Rights. KCI will not issue or sell any capital stock without first complying with this Section 4. KCI hereby grants to each of the Shareholders the preemptive right to purchase up to that Shareholder's Pro Rata Share (as defined below) of any capital stock that KCI may, from time to time, propose to sell or issue. For purposes of this Section 4, a Shareholder's "Pro Rata Share" shall mean the percentage of all outstanding fully diluted capital stock of KCI owned by that Shareholder from time to time.

     4.02 Suspension of Preemptive Rights.  The preemptive rights granted in
Section 4.01 shall be suspended with respect to Dr. Leininger if, at the time of the proposed issuance and sale of capital stock, the exercise of such right would result in Fremont, RCBA, the Fremont/KCI Group, and the RCBA/KCI Group collectively holding less than a majority of the issued and outstanding shares of Common Stock after giving effect to such issuance and sale.

     4.03 Notice to Shareholders. If KCI proposes to issue or sell any capital stock, KCI shall provide each Shareholder with written notice of KCI's intention (the "Notice of Issuance"). The Notice of Issuance shall describe the type of capital stock to be issued or sold and the price and other terms upon which KCI proposes to issue or to sell such capital stock.

     4.04 Exercise of Preemptive Rights. Each Shareholder may exercise its preemptive right under this Section 4, in whole or in part, by giving written notice of its election to participate in the offering within twenty (20) days after receipt of the Notice of Issuance. If a Shareholder fails fully to exercise such preemptive right within such twenty (20) day period, KCI shall have sixty (60) days in which the sell the capital stock described in the Notice of Issuance that the Shareholder did not agree to purchase. In the event

                                      III-4
that KCI does not sell such capital stock within such sixty (60) day period, KCI thereafter will not issue or sell such capital stock without again complying with this Section 4.

     4.05 Exceptions. Notwithstanding the foregoing, the preemptive rights granted in Section 4.01 will not apply to (i) any issuance of capital stock as a dividend or stock split in respect of outstanding capital stock or (ii) any issuance of capital stock in an underwritten public offering.

SECTION 5.  Registration Rights.

     5.01 Demand Registration.

          (a) At any time after the fifth anniversary of this Agreement, if there has not been a Public Offering by such date, each of the Shareholders may make one (1) written request to KCI for registration of at least thirty-three percent (33%) of the shares of Common Stock then held by such Shareholder under Form S-3 (or such other appropriate or successor form if Form S-3 is not available) and in accordance with the provisions of Rule 415 promulgated under the Securities Act (a "Demand Registration"). In addition to that right to request a Demand Registration, each Shareholder shall have the right to request an additional Demand Registration of at least thirty-three percent (33%) of the shares of Common Stock then held by such Shareholder at any time after one (1) year, but before three (3) years, following the completion of a Public Offering.

          (b) A registration will not count as a Demand Registration unless the Shareholder is able to register and sell at least seventy-five percent (75%) of the shares requested to be included in such registration; provided, however, that if the Shareholder is able to register and sell less than such stated percentage, the Shareholder shall be entitled to invoke this provision to request a subsequent Demand Registration on only one additional occasion.

          (c) KCI may include in any Demand Registration any of its securities to be registered for offering and sale on behalf of KCI.

          (d) If a Demand Registration is an underwritten registration and the managing underwriters advise KCI in writing that, in their opinion, the number of securities in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to the Shareholder and to KCI, then the number of such shares that the managing underwriters believe that may be sold in such offering shall be allocated first to the Shareholder's shares for inclusion in the registration statement, second to the shares of any Piggyback Shareholder (as defined in Section 5.02(a)), then to the KCI shares.

          (e) If a Demand Registration is an underwritten offering, the investment bankers and managers for the offering will be selected by the Shareholder, subject to the approval of KCI, which will not be unreasonably withheld.

          (f) KCI shall pay the expenses described in Section 5.06 for any registration pursuant to this Section 5.01.

     5.02 Piggyback Registration Rights.

          (a) If at any time KCI shall determine to proceed with the preparation and filing of a registration statement (other than a registration statement on Form S-4, Form S-8, or other limited purpose form) under the Securities Act in connection with KCI's or another securityholder's proposed offer and sale of Common Stock or equity securities convertible into Common Stock, KCI will give written notice of its determination to the Shareholders at least twenty (20) days prior to filing the registration statement. Upon the written request from a Shareholder given within ten (10) days after receipt of any such notice from KCI, KCI will include the number of shares requested by the Shareholder in such registration statement ("Piggyback Registration"). Notwithstanding anything in this Agreement to the contrary, if a Shareholder (a "Piggyback Shareholder") makes a request for Piggyback Registration in a registration statement filed pursuant to another Shareholder's request for a Demand Registration under Section 5.01, and the Piggyback Shareholder is able to register and sell at least seventy-five percent (75%) of the

                                      III-5
     shares requested to be included in the registration, such request shall be deemed to satisfy the Piggyback Shareholder's right to request a Demand Registration under Section 5.01.

          (b) If a Piggyback Registration is an underwritten primary registration on behalf of KCI and the managing underwriters advise KCI in writing that, in their opinion, the number of total securities to be registered in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to KCI, then the number of securities that the managing underwriter believes may be sold in such offering shall be allocated first to the shares being offered by KCI for inclusion in the registration statement, then to the shares of Shareholders submitted for registration, pro rata among the Shareholders in accordance with the number of shares they then hold.

          (c) If a Piggyback Registration is an underwritten secondary registration on behalf of the shareholders of KCI's securities and the managing underwriters advise KCI in writing that, in their opinion, the number of total securities to be registered in such offering exceeds the number that can be sold in an orderly manner within a price range acceptable to the shareholders initially requesting such registration, KCI will include in such registration the securities being requested to be included therein by the holders initially requesting such registration and the shares of the Shareholders that requested Piggyback Registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such shareholder.

          (d) KCI shall pay the expenses described in Section 5.06 for registration statements filed pursuant to this Section 5.02.

     5.03 Registration Procedures. Whenever a Shareholder has requested that KCI, pursuant to the provisions of Section 5.01 or Section 5.02, effect the registration of Common Stock under the Securities Act, KCI will:

          (a) as soon as reasonably practicable, prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities (the "Effective Period");

          (b) as soon as reasonably practicable, prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

          (c) furnish to the Shareholder and to the underwriters for the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as the Shareholder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the Common Stock covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Shareholder may reasonably request in writing within ten (10) days following the original filing of such registration statement, except that KCI shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in a jurisdiction where it had not previously been subject to taxation or take any other action that would subject KCI to service of process in a lawsuit other than one arising out of the registration of the Common Stock;

          (e) cause all such registered shares of Common Stock to be listed on an exchange or NASDAQ by filing a subsequent listing application;

          (f) notify the Shareholder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                                      III-6

          (g) notify the Shareholder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

          (h) prepare and promptly file with the SEC and promptly notify the Shareholder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

          (i) advise the Shareholder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     5.04 Underwriting. A Shareholder may not participate in any registration hereunder unless such Shareholder (a) agrees to sell its shares of Common Stock on the basis provided in the underwriting arrangements, if any, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, if any, and these registration rights.

     5.05 Holdback Agreements. Each Shareholder agrees not to effect any public sale or distribution of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during a period of up to one hundred eighty (180) days beginning on and following the effective date of any registration statement filed by KCI pursuant to this
Section 5 (except as part of such registration), if and to the extent reasonably requested by the managing underwriter of the offering.

     5.06 Expenses.  With respect to any registration requested pursuant to
Section 5.01 hereof and with respect to an inclusion of a Shareholder's shares of Common Stock in a registration statement pursuant to Section 5.02 hereof, all fees, costs, and expenses of such registration, inclusion, and public offering, including, without limitation, all registration, filing, and listing fees, printing expenses, fees and disbursements of legal counsel and accountants for KCI, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified, shall be borne by KCI; provided, however, that each Shareholder shall bear its own attorney fees and the underwriting commissions and registration fees with respect to the sale of its shares of Common Stock.

     5.07 Indemnification.

          (a) KCI will indemnify and hold harmless each Shareholder and any underwriter (as defined in the Securities Act) for a Shareholder and each person, if any, who controls such Shareholder or underwriter within the meaning of the Securities Act, from and against and will reimburse the Shareholder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost, and expense to which the Shareholder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that KCI will not be liable in any such case to the extent that any such loss, damage, liability, cost, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by a Shareholder, such underwriter, or such controlling person specifically for use in

                                      III-7
     the preparation thereof. KCI will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (b) Each Shareholder will indemnify and hold harmless KCI, its directors and officers, any controlling person, and any underwriter thereof from and against, and will reimburse KCI, its directors and officers, any controlling person, and any underwriter thereof with respect to, any and all loss, damage, liability, cost, or expense to which KCI or any controlling person and/or any underwriter thereof may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by or on behalf of the Shareholder specifically for use in the preparation thereof. A Shareholder will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5.07 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than hereunder, except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend against or compromise such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there are legal defenses available to the indemnified party and/or other indemnified parties that are different from or in addition to those available to the indemnifying party or if there is a conflict of interest that would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to an indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If for any reason the foregoing indemnification is unavailable or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statement or omission that resulted in the losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                      III-8

SECTION 6.  Liabilities and Indemnification.

     6.01 Unless otherwise expressly assumed in writing by Fremont, the Fremont/KCI Group, RCBA, the RCBA/KCI Group, or Dr. Leininger:

          (a) none of them shall be liable to any third parties for any actions, commitments, or debts of any other as a shareholder of KCI; and

          (b) each of them shall take all reasonable steps to negotiate and preclude exposing any of the other of them to any such liability to any third party.

     6.02 To the extent any of Fremont, the Fremont/KCI Group, RCBA, the RCBA/KCI Group, or Dr. Leininger is presented with a demand or made party to an adjudication by a third party asserting their potential liability as a shareholder of KCI for any acts or omissions by any other party or parties to this Agreement, they shall notify the other party or parties in writing promptly, and upon the receipt of such notice the notified party or parties will assume the responsibility for the defense, resolution, and/or satisfaction of the claim and in all respects indemnify the party that is faced with such a claim to the full extent of that party's costs and ultimate liabilities, if any.

SECTION 7.  Miscellaneous.

     7.01 Notices. Except as otherwise expressly provided in this Agreement, all notices, requests, and other communications to any party hereunder shall be in writing (including a facsimile or similar writing) and shall be given to such party at the address or facsimile number specified for such party on Schedule
7.01 hereto or as such party shall hereafter specify for that purpose by notice to the other parties. Each such notice, request, or other communication shall be effective (i) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received (or, if such time is not during a business day, at the beginning of the next such business day), (ii) if given by mail, three business days (or, if to an address outside the United States, seven calendar days) after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified pursuant to this Section 7.01.

     7.02 No Third Party Beneficiaries. This Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto.

     7.03 Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term, or condition of this Agreement or to exercise any right or remedy consequent upon a breach of such or any other covenant, agreement, term, or condition shall operate as a waiver of such or any other covenant, agreement, term, or condition of this Agreement. Any Person by notice given in accordance with Section 7.01 may, but shall not be under any obligation to, waive any of its rights or conditions to its obligations hereunder, or any duty, obligation, or covenant of any other Person. No waiver shall affect or alter the remainder of this Agreement, but each and every covenant, agreement, term, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. The rights and remedies provided by this Agreement are cumulative, and the exercise of any one right or remedy by any party shall not preclude or waive its right to exercise any or all other rights or remedies.

     7.04 Integration. This Agreement constitutes the entire agreement among the parties hereto and thereto pertaining to the subject matter hereof and thereof and supersedes all prior agreements and understandings of the parties in connection herewith and therewith, and no covenant, representation, or condition not expressed in this Agreement, the confidentiality agreements between Fremont, RCBA, and KCI, or any other such agreement shall affect, or be effective to interpret, change, or restrict, the express provisions of this Agreement.

     7.05 Dispute Resolution. Any controversy, claim or dispute between Dr. Leininger and any other party to this Agreement, arising out of or relating to this Agreement or any breach thereof, including any dispute concerning the scope of this Section 7.05, shall be resolved exclusively in a California court of law in a proceeding conducted without a jury, each party hereto expressly waiving their right to a trial by jury.

                                      III-9

     7.06 Headings. The titles of the Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

     7.07 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument, which may be sufficiently evidenced by one counterpart.

     7.08 Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing of future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

     7.09 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

     7.10 Non-Assignability. All of the rights and obligations of the parties to this Agreement are intended to be exercisable and fulfilled by the parties themselves, as presently constituted. None of those rights or obligations may be assigned, assumed, or transferred without the written informed consent of the counterparties.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.

                                           Fremont Partners, L.P.

                                           By: FP Advisors, L.L.C.,
                                             its General Partner

                                           By: Fremont Group, L.L.C.,
                                             its managing member

                                           By: Fremont Investors, Inc.,
                                             its manager

                                           By:    /s/ ROBERT JAUNICH II

                                             -----------------------------------
                                           Name: Robert Jaunich II
                                           Title: Managing Director

                                           Richard C. Blum & Associates, L.P.

                                           By: Richard C. Blum & Associates,
                                               Inc.,
                                             its General Partner

                                           By:      /s/ N. COLIN LIND

                                             -----------------------------------
                                           Name: N. Colin Lind
                                           Title: Managing Director

                                           Kinetic Concepts, Inc.

                                           By:      /s/ DENNIS E. NOLL

                                             -----------------------------------
                                           Name:
                                           Title:

                                              /s/ JAMES R. LEININGER, M.D.

                                           -------------------------------------
                                           James R. Leininger, M.D.

                                     III-10

                                           The Common Fund or
                                           Non-Profit Organizations

                                           By: Richard C. Blum & Associates,
                                               L.P.,
                                             its attorney-in-fact

                                           By: Richard C. Blum & Associates,
                                               Inc.,
                                             its General Partner

                                           By:      /s/ N. COLIN LIND

                                             -----------------------------------
                                           Name: N. Colin Lind
                                           Title: Managing Director

                                           Stinson Capital Partners II, L.P.

                                           By: Richard C. Blum & Associates,
                                               L.P.,
                                             its General Partner

                                           By:      /s/ N. COLIN LIND

                                             -----------------------------------
                                           Name: N. Colin Lind
                                           Title: Managing Director

                                           RCBA-KCI Capital Partners, L.P.

                                           By: Richard C. Blum & Associates,
                                               L.P.,
                                             its General Partner

                                           By:      /s/ N. COLIN LIND

                                             -----------------------------------
                                           Name: N. Colin Lind
                                           Title: Managing Director

                                           RCBA Purchaser I, L.P.

                                           By: Richard C. Blum & Associates,
                                               L.P.,
                                             its General Partner

                                           By:      /s/ N. COLIN LIND

                                             -----------------------------------
                                           Name: N. Colin Lind
                                           Title: Managing Director

                                     III-11

                                           Fremont Acquisition Company II,
                                           L.L.C.

                                           By: Fremont Partners, L.P.,
                                             its member

                                           By: FP Advisors, L.L.C.,
                                             its General Partner

                                           By: Fremont Group, L.L.C.,
                                             its managing member

                                           By: Fremont Investors, Inc.,
                                             its manager

                                           By:    /s/ ROBERT JAUNICH II
                                             -----------------------------------
                                           Name: Robert Jaunich II
                                           Title: Managing Director

                                           Fremont Acquisition Company IIA,
                                           L.L.C.

                                           By: FP Advisors, L.L.C.,
                                             its non-member manager

                                           By: Fremont Group, L.L.C.,
                                             its managing member

                                           By: Fremont Investors, Inc.,
                                             its manager

                                           By:   /s/ ROBERT JAUNICH II
                                           -------------------------------------
                                           Name: Robert Jaunich II
                                           Title: Managing Director

                                           Fremont Offshore Partners, L.P.

                                           By: FP Advisors, L.L.C.,
                                             its General Partner

                                           By: Fremont Group, L.L.C.,
                                             its managing member

                                           By: Fremont Investors, Inc.,
                                             its manager

                                           By:    /s/ ROBERT JAUNICH II
                                             -----------------------------------
                                           Name: Robert Jaunich II
                                           Title: Managing Director

                                           Fremont Partners Side-By-Side, L.P.

                                           By: Fremont Investors, Inc.,
                                             its manager

                                           By:    /s/ ROBERT JAUNICH II
                                             -----------------------------------

                                     III-12

                                           Fremont-KCI Co-Investment Company,
                                           L.L.C.

                                           By: FP Advisors, L.L.C.,
                                             its member-manager

                                           By: Fremont Group, L.L.C.,
                                             its managing member

                                           By: Fremont Investors, Inc.,
                                             its manager

                                           By:    /s/ ROBERT JAUNICH II
                                             -----------------------------------
                                           Name: Robert Jaunich II
                                           Title: Managing Director

                                           FREMONT PURCHASER II, INC.

                                           By:    /s/ ROBERT JAUNICH II
                                             -----------------------------------
                                           Name: Robert Jaunich II
                                           Title: Chairman

                                     III-13